Exhibit 99.1

Powerfleet Announces Change of Fiscal Year End

Files 10-K for the Year Ended December 31, 2023

Reiterates Revenue and Adjusted EBITDA Guidance for Twelve Months Ended March 31, 2024

WOODCLIFF LAKE, N.J., May 9, 2024 - Powerfleet, Inc. (Nasdaq: PWFL) today announced that its board of directors has determined to change its fiscal year end to March 31 from December 31, effective immediately. The primary purpose of the change is to align the company’s reporting calendar with the April 2, 2024 close of its business combination with MiX Telematics and MiX Telematics’s historical March 31 fiscal year end.

As part of the fiscal year change, Powerfleet expects to file a Transition Report on Form 10-KT for the three-month transition period beginning January 1, 2024, and ending March 31, 2024, on or before July 22, 2024.

The Company reiterates its guidance for revenue and adjusted EBITDA for Powerfleet and MiX Telematics on a combined basis exceeding $285 million and exceeding $40 million, respectively, for the twelve months ended March 31, 2024.

Lastly, the Company filed today its delayed 10-K for the twelve months ended December 31, 2023. The Company plans to report its quarterly results and conduct its next associated earnings call covering the first quarter of fiscal year 2025 ending June 30, 2024 on August 8, 2024.

ABOUT POWERFLEET

Powerfleet (Nasdaq: PWFL; JSE: PWR; TASE: PWFL) is a global leader in the artificial intelligence of things (AIoT) software-as-a-service (SaaS) mobile asset industry. With more than 30 years of experience, Powerfleet unifies business operations through the ingestion, harmonization, and integration of data, irrespective of source, and delivers actionable insights to help companies save lives, time, and money. Powerfleet’s ethos transcends our data ecosystem and commitment to innovation; our people-centric approach empowers our customers to realize impactful and sustained business improvement. The company is headquartered in New Jersey, United States, with offices around the globe. Explore more at www.powerfleet.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of federal securities laws. Powerfleet’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements may be identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions.

These forward-looking statements include, without limitation, Powerfleet’s expectations with respect to its beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as anticipated financial impacts of the transaction with MiX Telematics. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause their actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. Most of these factors are outside Powerfleet’s control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to, risks related to: (i) future economic and business conditions, including the conflict between Israel and Hamas; (ii) integration of our and MiX Telematics’ businesses and the ability to recognize the anticipated synergies and benefits of the transaction with MiX Telematics; (iii) the loss of any of our key customers or reduction in the purchase of our products by any such customers; (iv) the failure of the markets for our products to continue to develop; (v) the negative effects of the transaction on the market price of our securities; (vi) our inability to adequately protect our intellectual property; (vii) our inability to manage growth; (viii) the effects of competition from a wide variety of local, regional, national and other providers of wireless solutions; and (ix) such other factors as are set forth in the periodic reports filed by Powerfleet with the Securities and Exchange Commission (“SEC”), including but not limited to those described under the heading “Risk Factors” in its annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this press release are made only as of the date of this press release, and except as otherwise required by applicable securities law, Powerfleet assumes no obligation, nor does Powerfleet intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Powerfleet Investor Contacts

Carolyn Capaccio and Jody Burfening

LHA Investor Relations

AIOTIRTeam@lhai.com

Powerfleet Media Contact

Andrea Hayton

ahayton@powerfleet.com

+1 (610) 401-1999